 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Road East

Princeton, New Jersey 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Exchange Agreement

Effective May 14, 2012, Advaxis, Inc. (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with certain holders (the “Existing Investors”) of an aggregate of approximately $4.5 million of the outstanding principal amount of certain convertible promissory notes of the Company (the “Existing Notes”), originally issued either on May 12, 2011, October 31, 2011 or January 9, 2012 (the “Prior Offerings”), pursuant to which such holders received (i) an aggregate of approximately 52.2 million shares of Common Stock (the “Exchange Shares”), and (ii) warrants to purchase an aggregate of approximately 5.8 million shares of Common Stock (the “Exchange Warrants”) in exchange for (i) surrendering or converting the Existing Notes and surrendering warrants to purchase an aggregate of approximately 31.3 million shares of Common Stock originally issued in the Prior Offerings (the “Existing Warrants”), and (ii) amending the Note Purchase Agreements between the Company and the Existing Investors, dated as of May 9, 2011, October 28, 2011 or December 29, 2011, respectively, to terminate (x) the Existing Investors’ right to liquidated damages if the Company fails for any reason to satisfy the current public information requirement under Rule 144(c) promulgated under the Securities Act, (y) the Existing Investors’ right to participate in any proposed or intended issuance or sale or exchange of the Company’s securities, and (z) the prohibition on the Company’s ability to effect, or enter into an agreement to effect, any issuance of the Company’s securities for cash consideration involving a variable rate transaction. The Exchange Agreements also provide that, for three months from the date of the Exchange Agreements, if the Company offers, issues, or agrees to issue any of its securities, other than Exempt Issuances (as defined in the Exchange Agreements), at an effective price per share less than the Base Share Price (as defined in the Exchange Agreements), then the Company shall issue additional shares of Common Stock to each Existing Investor in accordance with the formula set forth in the Exchange Agreements. The transactions contemplated by the Exchange Agreements are more particularly described in the form of Exchange Agreement attached hereto as Exhibit 10.1.

The Exchange Warrants are substantially identical to the Existing Warrants, except that the expiration date of the Exchange Warrants has been extended for one additional year, as more particularly described in the form of Exchange Warrant attached hereto as Exhibit 4.1.

Effective May 14, 2012, certain of the Existing Investors holding an aggregate of approximately $247,000 of Existing Notes issued on October 31, 2011 and January 9, 2012 entered into Amendment, Consent and Waiver Agreements with the Company, pursuant to which such holders agreed to amend the Note Purchase Agreements between the Company and such holders, dated as of October 28, 2011 and December 29, 2011, to terminate (i) the Existing Investors’ right to participate in any proposed or intended issuance or sale or exchange of the Company’s securities, and (ii) the prohibition on the Company’s ability to effect, or enter into an agreement to effect, any issuance of the Company’s securities for cash consideration involving a variable rate transaction. These holders also agreed to consent to the transactions contemplated by the Exchange Agreements. The transactions contemplated by the Amendment, Consent and Waiver Agreement are more particularly described in the form of Amendment, Consent and Waiver Agreement attached hereto as Exhibit 10.2.

The Exchange Shares and Exchange Warrants, were issued pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The shares to be issued upon conversion of the Exchange Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

The foregoing descriptions of the form of Exchange Warrants, the Exchange Agreements and the Amendment, Consent and Waiver Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 4.1, 10.1 and 10.2 respectively, and incorporated herein by this reference.

Note Purchase Agreement

Effective May 14, 2012, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with certain accredited investors (collectively, the “Note Investors”) in the form attached hereto as Exhibit 10.3, whereby the Note Investors acquired approximately $953,333 of convertible promissory notes of the Company (the “Notes”) for an aggregate purchase price of approximately $715,000 in a private placement (the “Offering”). The Notes were issued with an original issue discount of 25%. Each Note Investor paid $0.75 for each $1.00 of principal amount of Notes purchased at the closing of the Offering. The Company closed the Offering on May 18, 2012 (subject to the receipt of $75,000 of the purchase price from one investor post-closing). The Notes are convertible into shares of Common Stock, at a per share conversion price equal to $0.15, all as more particularly described below and in the form of Note attached hereto as Exhibit 4.2. Additionally, each Note Investor received a warrant to purchase such number of shares of Common Stock equal to 50% of such number of shares of Common Stock issuable upon conversion of the Note (the “Warrants”) at an exercise price of $0.15 per share, as more particularly described below and in the form of Warrant attached hereto as Exhibit 4.3.

The Notes mature on May 18, 2013, the first anniversary of the closing date of the Offering (the “Maturity Date”). The Company may redeem the Notes under certain circumstances. The Warrants are exercisable at any time on or before May 18, 2017, the fifth anniversary of the issue date of the Warrants. The Warrants may be exercised on a cashless basis under certain circumstances. The Notes and Warrants also provide that on December 1, 2012, solely to the extent the conversion price of the Notes or the exercise price of the Warrants, as applicable, is less than the “Market Price” (as defined in the Notes or the Warrants, as applicable), such conversion price or exercise price, as applicable, shall be reduced to such Market Price.

To the extent a Note Investor does not elect to convert its Notes as described above, the principal amount of the Notes not so converted shall be payable in cash on the Maturity Date.

The Note may be converted by the Note Investors in whole or in part. However, except as otherwise provided in the Notes, only 75% of the initial principal amount of each Note is convertible at any time after issuance and the remainder is convertible at maturity. The Notes and Warrants include a limitation on conversion or exercise, which provides that at no time will a Note Investor be entitled to convert any portion of the Notes or exercise any number of Warrants, that would result in the beneficial ownership by the Note Investor and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.

In connection with the Offering, the Company entered into a Registration Rights Agreement, dated as of May 18, 2012 (the “Note Registration Rights Agreement”) with the Note Investors, in the form attached hereto as Exhibit 10.4. Pursuant to the Note Registration Rights Agreement, the Company has agreed with the Note Investors to file a registration statement under the Securities Act within thirty business days of the closing of the Offering to register the offering of the shares of Common Stock issuable upon conversion of the Notes and the exercise of the Warrants.

The Company intends to use the proceeds from the Offering for among other things, (i) costs and expenses relating to the Company’s clinical trials, (ii) costs and expenses relating to the Offering, (iii) costs and expenses relating to obtaining one or more follow-on financings and (iv) general working capital purposes.

The Notes and Warrants were offered and sold to “accredited investors” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The shares to be issued upon conversion of the Notes and exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Rodman & Renshaw, LLC (“Rodman”), a subsidiary of Rodman & Renshaw Capital Group, Inc. (NASDAQ:RODM) acted as the exclusive placement agent in connection with the Offering and the Company paid to Rodman a cash placement fee equal to $28,000. In addition, Rodman received warrants to purchase 355,556 shares of Common Stock in a form substantially identical to the Warrants, which warrants are exercisable at $0.15 per share.

The foregoing descriptions of the forms of the Notes, Warrants, Note Purchase Agreement and Note Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 4.2, 4.3, 10.3 and 10.4 respectively, and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation for an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

The information provided in Item 1.01 is hereby incorporated by reference to this Item 3.02.

Item 8.01 Other Events.

On May 8, 2012, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with JMJ Financial, an accredited investor (the “JMJ”), which provides for (i) the voluntary prepayment by JMJ to the Company of $500,000 on the principal amount outstanding under one of the notes issued by JMJ to the Company in April 2011, (ii) the cancellation of all of the outstanding notes issued by JMJ to the Company in April 2011, (iii) the cancellation of all of the outstanding notes issued by the Company to JMJ in April 2011, other than the portion of such notes for which JMJ has paid cash to the Company, (iv) a mutual release of any claims held by the Company or JMJ relating to an outstanding dispute and (v) the issuance by the Company of 4,000,000 newly issued shares of the Company’s common stock (the “Settlement Shares”) to JMJ as consideration for the cancellation of the notes and the release, all as more particularly described in the Settlement Agreement attached hereto as Exhibit 99.1. As a result of the Settlement Agreement, no further payments will be made by either the Company or JMJ under the notes issued by each party in April 2011.

In connection with the Settlement Agreement, the Company entered into a Registration Rights Agreement, dated as of May 8, 2012 (the “JMJ Registration Rights Agreement”) with JMJ, in the form attached hereto as Exhibit 99.2. Pursuant to the JMJ Registration Rights Agreement, the Company has agreed with JMJ to provide certain rights to register under the Securities Act of 1933, as amended (the “Securities Act”), the Settlement Shares, and agreed to file a registration statement under the Securities Act within 30 days of the date of the JMJ Registration Rights Agreement to register the offering of the Settlement Shares.

The Settlement Shares were offered and sold to an “accredited investor” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Settlement Shares have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

The foregoing descriptions of the Settlement Agreement and the JMJ Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.

On May 14, 2012, the Company issued a press release regarding the transactions contemplated by the Exchange Agreement, the Offering and the transactions contemplated by the Settlement Agreement. Since the time of the press release, the Company became aware of a drafting error that increased the purchase price of an investor by $25,000 in the previously disclosed press release of May 14, 2012. Consequently, the disclosure in this current report or Form 8-K has been revised accordingly to correct such drafting error, and the amount of new financing described in such press release is actually $1,215,000 instead of the $1,240,000 disclosed therein and the purchase price and aggregate principal value of the Notes described in such press release is actually $715,000 and $953,333, respectively, instead of the $740,000 and $987,000 disclosed therein, respectively. A copy of the press release issued on May 14, 2012 is attached hereto as Exhibit 99.3, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.3 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Common Stock Purchase Warrant issued pursuant to the Exchange Agreements, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto.

4.2	Form of Convertible Promissory Note issued pursuant to the Note Purchase Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto.

4.3	Form of Common Stock Purchase Warrant issued pursuant to the Note Purchase Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto.

10.1	Form of Exchange Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto..

10.2	Form of Amendment, Consent and Waiver Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto.

10.3	Form of Note Purchase Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto.

10.4	Form of Registration Rights Agreement, by and between Advaxis, Inc. and each of the several investors signatory thereto.

99.1	Settlement Agreement, dated as of May 8, 2012, by and between Advaxis, Inc. and JMJ Financial.

99.2	Registration Rights Agreement, dated as of May 8, 2012, by and between Advaxis, Inc. and JMJ Financial.

99.3	Press Release of Advaxis, Inc., dated as of May 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2012	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No	Document Description
4.1	Form of Common Stock Purchase Warrant issued pursuant to the Exchange Agreements, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto
4.2	Form of Convertible Promissory Note issued pursuant to the Note Purchase Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto
4.3	Form of Common Stock Purchase Warrant issued pursuant to the Note Purchase Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto
10.1	Form of Exchange Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto
10.2	Form of Amendment, Consent and Waiver Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto
10.3	Form of Note Purchase Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each investor identified on the signature pages thereto
10.4	Form of Registration Rights Agreement, dated as of May 14, 2012, by and between Advaxis, Inc. and each of the several investors signatory thereto

99.1	Settlement Agreement, dated as of May 8, 2012, by and between Advaxis, Inc. and JMJ Financial
99.2	Registration Rights Agreement, dated as of May 8, 2012, by and between Advaxis, Inc. and JMJ Financial

99.3	Press Release of Advaxis, Inc., dated as of May 14, 2012